UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 22, 2018

VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

Veritex Holdings, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 22, 2018 (the “Original Report”) relating to the Company’s operating results for the third quarter of 2018. The text of the Original Report was accurate and correctly identified that it was being filed under Items 2.02 (Results of Operations and Financial Condition), 7.01 (Regulation FD Disclosure), 8.01 (Other Events) and 9.01 (Financial Statements and Exhibits).

However, due to administrative error, the Original Report was incorrectly tagged on the SEC’s EDGAR system and mistakenly filed under Item 2.01 (Completion of Acquisition or Disposition of Assets) instead of Item 2.02 (Results of Operations and Financial Condition). The sole purpose of the Amendment is to correctly tag and refile the Original Report on EDGAR as a filing under Items 2.02, 7.01, 8.01 and 9.01. No disclosure in the text of the Original Report was changed as a result of this Amendment, which is reproduced below in its entirety. No changes in Exhibit 99.1 or Exhibit 99.2, which were previously filed with the Original Report, resulted from this Amendment.

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure

On October 22, 2018, Veritex Holdings, Inc. (the “Company”), the holding company for Veritex Community Bank, a Texas state chartered bank, issued a press release describing its results of operations for the third quarter ended September 30, 2018. A copy of the press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.
On Tuesday, October 23, 2018 at 8:30 a.m. Central Time, the Company will host an investor conference call and webcast to review their third quarter 2018 financial results. The webcast will include a slide presentation which consists of information regarding the Company’s operating and growth strategies and financial performance. The presentation materials will be posted on the Company’s website on October 22, 2018. The presentation materials are attached hereto as Exhibit 99.2, which is incorporated herein by reference.
As provided in General Instructions B.2 to Form 8-K, the information furnished in Items 2.02, 7.01, Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01 Other Events
The only information contained in this Form 8-K being filed for the purposes of Rule 425 of the Securities Act is the information relating solely to the proposed merger between the Company and Green Bancorp, Inc. contained in the press release and presentation materials furnished herewith as Exhibit 99.1 and 99.2

Important Additional Information will be Filed with the SEC
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition by Veritex of Green. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.
In connection with the proposed transaction, Veritex has filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (File No. 333-227161) containing a joint proxy statement of Veritex and Green and a prospectus of Veritex (the “Joint Proxy/Prospectus”), and each of Veritex and Green may file with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy/Prospectus has been mailed to shareholders of Veritex and Green. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY/PROSPECTUS REGARDING THE TRANSACTION CAREFULLY AND IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC BY VERITEX AND GREEN, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors can obtain free copies of the Registration Statement and the Joint Proxy/Prospectus and other documents filed with the SEC by Veritex and Green through the website maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the Joint Proxy/Prospectus and other documents filed with the SEC can also be obtained by directing a request to Veritex Holdings, Inc., 8214 Westchester Drive, Suite 400, Dallas, Texas 75225, or by directing a request to Green Bancorp, Inc., 4000 Greenbriar Street, Houston, Texas 77098.
Participants in the Solicitation
Veritex, Green and their respective directors and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Green or Veritex in respect of the proposed transaction. Information regarding Veritex’s directors and executive officers is available in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 3, 2018, and information regarding Green’s directors and executive officers is available in its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on April 13, 2018. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph.

Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on various facts and derived utilizing important assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the impact Veritex expects its proposed acquisition of Green to have on the combined entity’s operations, financial condition, and financial results, and Veritex’s expectations about its ability to successfully integrate the combined businesses and the amount of cost savings and overall operational efficiencies Veritex expects to realize as a result of the proposed acquisition. The forward-looking statements also include statements about Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Further, certain factors that could affect future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to, the possibility that the proposed acquisition does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all, the failure to close for any other reason, changes in Veritex’s share price before closing, that the businesses of Veritex and Green will not be integrated successfully, that the cost savings and any synergies from the proposed acquisition may not be fully realized or may take longer to realize than expected, disruption from the proposed acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom Veritex or Green have business relationships, diversion of management time on merger-related issues, risks relating to the potential dilutive effect of shares of Veritex common stock to be issued in the transaction, the reaction to the transaction of the companies’ customers, employees and counterparties and other factors, many of which are beyond the control of Veritex and Green. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2017, the Annual Report on Form 10-K filed by Green for the year ended December 31, 2017 and any updates to those risk factors set forth in Veritex’s and Green’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex or Green anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Neither Veritex nor Green undertakes any obligation, and specifically declines any obligation, to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. All forward-looking statements, expressed or implied, included in this Current Report on Form 8-K are expressly qualified in their entirety by the cautionary statements contained or referred to herein.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
99.1*	Press Release, dated October 22, 2018
99.2*	Presentation materials
* Previously filed with the Original Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.
By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date: October 23, 2018